UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 20, 2011 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On June 20, 2011, Pacific Gas and Electric Company (“Utility”), a subsidiary of PG&E Corporation, and the Consumer Protection and Safety Division (“CPSD”) of the California Public Utilities Commission (“CPUC”) requested that the CPUC approve a proposed stipulation to resolve the CPUC’s investigation of the natural gas explosion and fire that occurred on December 24, 2008 in a residential home in Rancho Cordova, California (“Rancho Cordova accident”).  On November 19, 2010, the CPUC issued its order to investigate the Rancho Cordova accident based on the CPSD’s allegations that the Utility violated applicable laws pertaining to natural gas operating and maintenance practices and procedures.  Under the stipulation, the Utility has admitted to violations of law and has agreed to pay a penalty of $26 million to the State General Fund within twenty days after CPUC approval.  The Utility also has agreed to pay for the CPSD’s expenses incurred in connection with the proceeding and that it will not seek to recover the penalty or the amounts paid to the CPSD from customers.  PG&E Corporation and the Utility do not expect that these amounts will have a material adverse impact on their results of operations or financial condition, after consideration of amounts already accrued through March 31, 2011.

The National Transportation Safety Board (“NTSB”) investigated the Rancho Cordova accident and in May 2010 issued its report concluding that the probable cause of the accident was the Utility’s use of a section of unmarked and out-of-specification polyethylene pipe with inadequate wall thickness that allowed gas to leak from the mechanical coupling installed during a repair made on September 21, 2006.  The Utility filed a report with the CPUC on February 17, 2011 which stated that the Utility agreed with the NTSB’s conclusions about the probable cause of the accident.

PG&E Corporation and the Utility are unable to predict whether the CPUC will approve the stipulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: June 20, 2011	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: June 20, 2011	By:	LINDAY.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary